                                 PURCHASE AGREEMENT


     This PURCHASE AGREEMENT ("Agreement") is made as of April, 7 1999, by and between JORE CORPORATION, a Montana corporation ("Company"), and DADCO, a Montana corporation ("Investor").

                                      RECITAL

     In reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to sell to Investor, and Investor desires to purchase from the Company, a promissory note in the principal amount of $2,000,000 (the "Note"), and to issue to Investor a warrant for the purchase of 333 shares of the Company's common stock (the "Warrant" and, collectively with the Note, the "Securities").

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration the receipt and adequacy of which the parties acknowledge, the parties agree as follows:

                                     ARTICLE 1
                                 PURCHASE AND SALE

     1.1 SALE OF NOTE. The Company agrees to sell to the Investor and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, the Investor agrees to purchase from the Company on the Closing Date specified in Section 1.3 hereof, a Note in the aggregate principal amount of $2,000,000, in substantially the form attached hereto as EXHIBIT A.

     1.2 ISSUANCE OF WARRANT. In consideration of Investor's investment in the Company, the Company agrees to issue to Investor a Warrant in substantially the form attached hereto as EXHIBIT B.

     1.3 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held on such date and at such time on or before April 7, 1999, as the parties may agree, unless such date is extended by agreement of the parties (the "Closing Date"). On the Closing Date, Investor shall pay $2,000,000 in immediately available funds by wire transfer or certified check to the Company, and the Company shall deliver the Securities to the Investor.

                                     ARTICLE 2
              REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     To induce Investor's execution of this Agreement and the consummation of the transactions contemplated hereby, the Company represents, warrants and covenants as follows:

     2.1 CORPORATE ORGANIZATION; AUTHORIZATION. The Company is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Montana and has full corporate power and authority to enter into this Agreement and to issue and sell the Securities, including the shares
of Common Stock issuable upon exercise or conversion of the Warrant.   This
Agreement has
been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms.

     2.2 CAPITAL STOCK. As of April 7, 1999, the Company had authorized capital stock consisting of 50,000 shares of Common Stock, no par value, of which 45,051.61 shares of Common Stock were issued and outstanding, and options and warrants to purchase an additional 3,948.00 shares were issued and outstanding. There are no preemptive or similar rights of any security holder of the Company or any other person to acquire any of the Common Stock.

     2.3 CHARACTERISTICS OF THE SHARES. The Securities have been duly authorized and, when issued, the shares of Common Stock issuable upon exercise or conversion of the Warrant in accordance with the terms thereof, will be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation. The shares of Common Stock necessary to permit full exercise or conversion of the Warrant will at all times be reserved from the authorized but unissued shares of the Company's Common Stock.

     2.4 NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or the performance of any of the provisions of this Agreement by the Company is in contravention of or in conflict with any law or regulation or any term or provision of the Company's Articles of Incorporation or Bylaws and does not require the consent of any governmental body or other regulatory authority.

     2.5 LITIGATION. There is no litigation or other proceeding pending or, to the best knowledge of the Company, threatened against the Company, which could have an adverse material affect on the Company. The Company is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     2.6 PURCHASE AGREEMENT; NOTE; WARRANT; REGISTRATION RIGHTS AGREEMENT. This Agreement, the Note, the Warrant, and the Registration Rights Agreement between the Company and Investor of even date herewith, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is, and the Warrant, Note and the Registration Rights Agreement, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

     2.7 APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by Company for (i) the issuance and sale of the Note and the issuance of the Warrant as contemplated by this Agreement, and (ii) the issuance of shares upon exercise or conversion of the Warrant, except for the filing of one or more Notice of Sale on Form D with respect to the Securities as required under Regulation D under the Securities Act.

     2.8 INFORMATION PROVIDED. The information provided by or on behalf of the Company to Investor in connection with the transactions contemplated by the Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

     2.9 ABSENCE OF CERTAIN CHANGES. Since January 1, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, condition

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(financial or other), results of operations or prospects of the Company, and, except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company has no material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Subsequent to January 1, 1999, the Company has not incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company, other than those incurred in the ordinary course of its business.

                                     ARTICLE 3
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF INVESTOR

     As an inducement to, and with the intent that Company rely on the accuracy thereof, Investor represents, warrants and covenants as follows:

     3.1 ORGANIZATION. Investor is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Montana. Investor has the requisite power and is duly authorized under all applicable laws and regulations to acquire the Securities.

     3.2 APPROVAL OF AGREEMENT. Investor has taken all action required by applicable law, its governing charter or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of Investor, enforceable against it in accordance with its terms. Investor is not required to obtain the authorization, approval, consent or order of, or make a registration or filing with, any court or other regulatory or governmental body in connection with the execution and delivery by Investor of this Agreement and the consummation by Investor of the transactions contemplated hereby. The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach of any term or provision of, constitute an event of default under or require the consent or approval of any third-party pursuant to any material contract, agreement or instrument to which Investor is a party or by which any of its properties or assets are bound.

     3.3 PURCHASE FOR INVESTMENT. Investor is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof. Investor has been informed and fully understands that there are significant risks associated with a purchase of the Securities which factors Investor has considered carefully before executing this Agreement.

     3.4    DISCLOSURE OF INFORMATION.   The Investor has been furnished with
such materials and has been given access to such information relating to the Company as the Investor has requested and has been afforded the opportunity to ask questions regarding the Company and the Securities, all as the Investor has found necessary to make an informed investment decision. The Investor has been solely responsible for its own due diligence investigation of the Company and its proposed business, for its own analysis of the merits and risks of its investment made pursuant to this Agreement and for its own analysis of the terms of its investment.

     3.5 INVESTOR'S FINANCIAL CONDITION. Investor is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act. Investor is capable of bearing the economic risk and burden of this investment, including, without limitation, the possibility of a complete loss of its investment in the Securities. Investor understands that there are substantial restrictions on the transferability of the Securities, which may make the liquidation of the Securities impossible for the immediate future.

     3.6 NO REGISTRATION. Investor acknowledges that the Securities are being issued without being registered under the Securities Act or other applicable securities laws under exemptions from such registration requirements. Investor acknowledges that it must hold the Securities for the applicable holding period unless the Securities are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available, and that Company will place stop transfer instructions with the Company's transfer agent regarding the Securities. The Company is under no obligation to cause or permit the Securities to be transferred in the absence of such registration or an opinion satisfactory to the Company's counsel that an exemption is available.

     3.7 RULE 144. Investor acknowledges that the Securities are restricted securities, as defined in Rule 144 under the Securities Act, that the Securities may not be resold in reliance on Rule 144 for at least one year after issuance and that once the Securities are eligible for resale under Rule 144 they will be subject to certain resale restrictions contained in Rule 144, including volume limitations and restrictions on the manner of resale, until they have been held for at least one year as provided in Rule
144. If Investor is an affiliate of the Company for purposes of Rule 144, Investor understands that certain restrictions on resale will continue to apply under Rule 144 for so long as Investor is an affiliate.

     3.8 LEGEND. Investor acknowledges that the certificates representing the Shares will bear substantially the following legend until such legend may be removed under applicable securities laws:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT, AND/OR THE LAWS OF CERTAIN STATES, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE HOLDER HAS PROVIDED THE COMPANY WITH A LEGAL OPINION ACCEPTABLE TO THE COMPANY TO THAT EFFECT.

     3.9 FURTHER ACTIONS. Investor shall execute and deliver to the Company, at or prior to the Closing, such further letters of representation, acknowledgment, suitability or the like, as the Company and its counsel may reasonably request in connection with the Company's reliance on exemptions from registration under Regulation D or any other securities laws.

                                     ARTICLE 4
                                  INDEMNIFICATION

     4.1 INDEMNIFICATION BY INVESTOR. Investor will indemnify and hold the Company and its directors, officers, agents and employees, and each person, if any, who controls the Company within the meaning of the Securities Act ("Affiliates") harmless from and against any and all claims, damages, expenses, liabilities or actions ("Claims") to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act), and will reimburse them for any legal or other expenses reasonably incurred by them in connection with the investigation or defense of any Claims arising out of or based upon a misrepresentation or alleged misrepresentation of material fact contained in any application or statement filed with a governmental body by the Company or the omission or alleged omission of a material fact required to be stated therein, or necessary in order to make the statements made therein not misleading, but only insofar as any such misrepresentation or omission was made in reliance upon and in conformity with information furnished in writing by Investor. Investor agrees at any time upon the request of the Company to furnish a written letter or statement confirming the accuracy of any information provided to the Company by Investor. This Section 4.1 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, and shall survive the consummation of the transactions contemplated by this Agreement.

     4.2 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold Investor and its Affiliates harmless from and against any Claims to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with the investigation or defense of any Claims arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, or arising out of or based upon the omission or alleged omission of a material fact required to be stated therein or necessary in order to make the statements therein not misleading. This Section 4.2 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Investor, and shall survive the consummation of the transactions contemplated by this Agreement.

                                     ARTICLE 5
                        CONDITIONS PRECEDENT TO OBLIGATIONS

     The obligations of each party to this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by each party in this Agreement shall have been true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and such party shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by such party prior to or at the Closing.

     5.2 NO EVENT OF DEFAULT. There shall exist no condition that would constitute an event of default by the Company under the Note or which, after notice or lapse of time, or both, would constitute an event of default by the Company.

     5.3 PAYMENT OF EXPENSES OF THE INVESTOR. The Company shall have paid to the Investor all expenses incurred by Investor in negotiating this Agreement, the Note, the Warrant, and the Registration Rights Agreement, including reasonable fees and expenses of counsel to Investor.

     5.4 OTHER ITEMS. Each party shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as the other party may reasonably request.

                                     ARTICLE 6
                                 GENERAL PROVISIONS

     6.1 AMENDMENT OR WAIVER. Every right and remedy provided in this Agreement shall be cumulative with every other right and remedy, whether conferred in this Agreement, at law or in equity, and may be enforced concurrently with any right conferred by this Agreement, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by the parties with respect to any of the terms contained in this Agreement, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     6.2 ATTORNEYS' FEES. In the event any party institutes and prevails in any action or suit to enforce this Agreement or to secure relief from any default under or breach of this Agreement, the defaulting or breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including, without limitation, reasonable attorneys' fees incurred in connection with such dispute and in enforcing or collecting any judgment rendered pursuant to such dispute.

     6.3 GOVERNING LAW. This Agreement shall in all respects, including all matters of construction, validity and performance, be governed by and construed and enforced in accordance with the laws of the State of Montana.

     6.4 NO BROKERS. Investor and the Company agree that no third person has in any way brought the parties together or been instrumental in the negotiation, execution or consummation of this Agreement. Investor and the Company each agree to indemnify the other against any claim by any third person for any commission, brokerage, finders fee or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section 6.4 shall survive the Closing Date and the consummation of the transactions contemplated hereby.

     6.5 NOTICES. All notices, demands, requests or other communications required or authorized under this Agreement shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight express delivery:

            If to the Company:     JORE CORPORATION
                                   Attention: David H. Bjornson
                                   45000 Highway 93 South
                                   Ronan, Montana 59864
                                   Facsimile Transmission: (406) 676-8400
                                   Telephone: (406) 676-4900

            If to Investor:        To the address, telephone or facsimile
                                   numbers set forth on the signature page

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder. Any such notice, demand, request or other communication shall be deemed to have been given as of the date personally delivered or on the first business day after a legible copy sent by facsimile transmission is received, three days after the date mailed by registered or certified mail, or on the first business day after the date sent by overnight delivery.

     6.6 SURVIVAL; LIABILITY. The representations, warranties and covenants of the respective parties set forth in this Agreement shall survive the Closing the transactions contemplated by this Agreement for a period of one year from the date of this Agreement.

     6.7 THIRD-PARTY BENEFICIARIES. This Agreement is solely between the Company and Investor, and no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third-party beneficiary of this Agreement.

     6.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be a single instrument.

     6.9 ENTIRE AGREEMENT. This Agreement, together with the documents to be delivered pursuant to this Agreement, represents the entire agreement between the parties relating to the subject matter of this Agreement. There are no other understandings, agreements, representations or warranties, written or oral, with respect to the subject matter hereof except as set forth herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                                 THE COMPANY:

                                 JORE CORPORATION


                                 By: /s/  Matthew B. Jore
                                   ---------------------------------------
                                   Matthew B. Jore
                                   President


                              INVESTOR:

                              DADCO


                              By: /s/ [ILLEGIBLE]
                                 --------------------------------------------
                                   Its:  Vice Chairman
                                        -------------------------------------

                              Investor's Address:
                              8 Third Street N.
                              Davidson Building
                              Great Falls, Montana 59403

                              Attention: Monte Giese
                              Facsimile Transmission: (406) 791-7315
                              Telephone: (406) 791-7421

                                                           EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                          PROMISSORY NOTE

$2,000,000                                                   April 7, 1999


     FOR VALUE RECEIVED, Jore Corporation, a Montana corporation (the "Company"), promises to pay to the order of DADCO, a Montana corporation ("Holder"), at 8 Third Street North in Great Falls, Montana 59401 or such other place as the Holder from time to time may designate in writing, upon the terms set forth below, the principal sum of Two million dollars ($2,000,000) in full on the earlier of (a) January 1, 2000 or (b) within five calendar days following the closing of an initial firm commitment underwritten public offering of the Company's common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Public Offering").

     1. INTEREST. The unpaid principal balance outstanding from time to time under this Note shall bear interest at the rate of 6.5% per annum. Accrued interest shall be due and payable at maturity or upon earlier prepayment by the Company.

     2. PAYMENTS AND PREPAYMENTS. Each payment hereunder shall be first applied to the payment of any costs and expenses for which the Company is liable hereunder, next to the payment of accrued interest, and lastly to the reduction of principal. This Note shall continue to bear interest as provided herein until and including the date of collection. Prepayments of principal can be made only upon not less than ten days prior written notice to the Holder, but there shall be no prepayment fee, premium or penalty. Any prepayments shall be first credited to any accrued an unpaid interest, then to principal.

     3. SUBORDINATION TO SENIOR DEBT. The payment of principal of this Note is subordinated to all existing and future indebtedness and liabilities of the Company other than other subordinated notes and trade payables, and is a general, unsecured obligation of the Company. Subject to the rights, if any, of the holders of senior indebtedness under this Section 3 to receive cash, securities or other properties otherwise payable or deliverable to the Holder, nothing contained in this Section 3 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions of this Section 3 to pay to the Holder the principal hereof as and when the same becomes due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law. Subject to payment in full of all senior indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of senior indebtedness (to the extent of payments or distributions previously made to such holders of senior indebtedness pursuant to the provisions hereof) to receive payments or distributions of assets of the Company applicable to the senior indebtedness. No such payments or distributions applicable to the senior indebtedness, as between the Company and its creditors, other than the holders of senior indebtedness and the Holder, shall be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of senior indebtedness to which the Holder would be entitled except for the provisions of this

Section 3, as between the Company and its creditors, other than the holders of senior indebtedness and the Holder, shall be deemed to be a payment by the Company to or on account of the senior indebtedness.

     4. EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") hereunder.

          4.1 Failure of the Company to make any payment of principal or interest upon this Note when due; or

          4.2 Breach by the Company in any material respect of any warranty or any obligation of the Company set forth in this Note; or

          4.3 Filing by the Company of a voluntary petition in bankruptcy or filing by the Company of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by the Company in the appointment of any trustee, receiver, custodian, conservator or liquidator for the Company, or the making by the Company of any general assignment for the benefit of creditors, or the inability of or failure by the Company to pay its debts generally as they become due; or

          4.4 Filing of a petition against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of the Company, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition.

     Upon the occurrence and continuation of any Event of Default, then the principal of this Note, and all accrued interest, shall at the option of the Holder become immediately due and payable upon written notice of acceleration from the Holder of the Company.

     No right or remedy conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Section 4 or one or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by the Section or by law to the Holder may be exercised from time to time, and as often as the Holder may deem necessary. The Holder may waive any past default and its consequences under this Section 4 by way of a written waiver specifying the default waived, but no such waiver shall extend to any subsequent or other default or impair any right of the Holder upon such default.

     5. COSTS AND FEES. The Company agrees to pay all expenses, including without limitation reasonable attorneys' fees and costs, including fees and costs of appeals, incurred by the Holder or any assignee of this Note in attempting to collect any amounts payable hereunder that are not paid when due.

     6. OBLIGATIONS. Except as otherwise provided in this Note as to notices, the undersigned and all endorsers and all persons liable or to become liable on this Note waive presentment, demand, protest and notice of demand, protest and nonpayment, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and consent to any and all renewals and extensions of the time of payment hereof and further agree that at any time the terms of payment hereof may be modified without affecting the liability of any party to this Note or any person liable or to become liable with respect to any indebtedness evidenced hereby. In any action on this Note, the Holder or its assignee need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the Holder or such assignee to be a true and correct copy of this Note.

     7. NOTICES. All notices and other information hereunder shall be delivered personally or if mailed, sent first-class postage prepaid, and if to the Holder, then to the Holder's address appearing on the Company's records, and if to the Company, then to Joe Corporation, 45000 Highway 93 South, Ronan, Montana 59884 Attention: David H. Bjornson, or to such other address as the Holder or the Company may have so provided to the other by written notice given pursuant to this Section.

     8. WAIVER. The Holder shall not be deemed, by any act or failure to act, to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by the Holder, and then only to the extent specifically set forth in writing.

     9. GOVERNING LAW AND INTERPRETATION. This Note shall be governed by and construed in accordance with the internal laws of Montana applicable to contracts executed and to be performed wholly in that state. This Note (together with the other agreements relating to the Company that are being executed contemporaneously herewith) constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes any and all previous agreements, understandings, term sheets, commitments or discussions relating thereto. This Note has been reviewed and negotiated by the Company and Holder at arms' length with each party having had the benefit of, or the opportunity to seek the assistance of, legal counsel and shall not be construed against either party. The titles and captions in this Note are inserted for convenience only and in no way define, limit, extend, or modify the scope or intent of this Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date and year first above written.

                                       JORE CORPORATION

                                      By  /s/ Matthew B. Jore
                                        ------------------------------------
                                         Matthew B. Jore, President

                                                                    EXHIBIT B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR, AT THE OPTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

                           COMMON STOCK PURCHASE WARRANT

                                  JORE CORPORATION


     THIS CERTIFIES that, for value received, DADCO, or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time or from time to time at or prior to 11:59 p.m., Pacific time, on April 7, 2002 (the "EXPIRATION DATE"), to acquire from Jore Corporation, a Montana corporation (the "COMPANY"), three hundred thirty three
(333) fully paid and nonassessable shares of common stock, or its equivalent, however designated, of the Company (the "WARRANT SHARES"), for $1,965.37 per share (the "EXERCISE PRICE"). The number of Warrant Shares, type of security and Exercise Price are subject to adjustment as provided herein.

1. EXERCISE OF WARRANT. This Warrant is exercisable by the registered holder hereof, at any time and from time to time at or prior to the Expiration Date by the surrender of this Warrant and delivery of a Notice of Exercise/Conversion, the form of which is attached hereto as ANNEX A, duly executed to the principal offices of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof), and upon payment of the Exercise Price for the shares thereby purchased (by check payable to the order of the Company or by wire transfer the account of the Company); whereupon the Company shall issue to the holder of this Warrant the number of Warrant Shares so purchased and shall deliver a stock certificate in proper form representing such number of Warrant Shares.

2. CONVERSION OF WARRANT. The registered holder hereof shall have the right (but not the obligation) to require the Company to convert this Warrant, in whole or in part, at any time and from time to time at or prior to the Expiration Date, by the surrender of this Warrant and delivery of a Notice of Exercise/Conversion duly executed to the principal offices of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof), into Warrant Shares as provided in this Section 2. Upon exercise of this conversion right (and without payment by the holder of the Exercise Price), the holder hereof shall be entitled to receive that number of Warrant Shares determined in accordance with the following formula:

           Warrant Shares Issuable to Holder = [ (A/B) x C ] DIVIDED BY A

 where:

            A = the Fair Market Value (as defined below) of one Warrant Share on the date of conversion of this Warrant;

            B =     the Exercise Price; and

            C = the number of Warrant Shares as to which this Warrant is being converted.


     "Fair Market Value" of one Warrant Share shall mean:

     (a) if the conversion right is being exercised in connection with a transaction specified in Section 9 hereof, the value of the consideration (determined, in the case of non-cash consideration, in good faith by the Board of Directors of the Company) to be received pursuant to such transaction by the holder of one Warrant Share;

     (b) if the conversion right is being exercised after the occurrence of an initial public offering of common stock of the Company, the average of the high and low trading prices of a share of Common Stock as reported by the principal securities exchange or market on which the common stock is listed for trading for the three trading days prior to the surrender of this Warrant for conversion in accordance with the terms hereof; or

     (c) in all other cases, the fair value as determined in good faith by the Board of Directors of the Company.

     Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of Warrant Shares determined in accordance herewith.

3. ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP. Certificates for shares purchased upon exercise or issuable upon conversion hereof shall be delivered to the holder by the Company's stock transfer agent at the Company's expense within three business days after the date on which this Warrant shall have been exercised or converted, as the case may be, in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or, subject to applicable laws, any other name or names as shall be requested by such holder; PROVIDED, HOWEVER, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by an Assignment Form, the form of which is attached hereto as ANNEX B, duly executed by the holder hereof. If, upon exercise or conversion of this Warrant, fewer than all of the Warrant Shares evidenced by this Warrant are purchased or issued prior to the Expiration Date, one or more new warrants of like tenor to this Warrant will be issued for the remaining number of Warrant Shares not purchased upon such exercise or issued upon such conversion. The Company agrees that the shares so issued shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise or conversion in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share otherwise issuable upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

4. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Warrant Shares upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

5. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

6. EXCHANGE AND REGISTRY OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the principal above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at its principal offices (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof), a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8. SATURDAYS, SUNDAYS AND HOLIDAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

9. MERGER, SALE OF ASSETS, ETC. If at any time the Company proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the shareholders of the Company immediately prior to completion of the transaction will own immediately after completion of the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company, then the Company shall give the holder of this Warrant sixty (60) days' prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised or converted by or on the effective date of such transaction, it shall terminate.

10. SUBDIVISION, COMBINATION, RECLASSIFICATION, CONVERSION, ETC. If the Company at any time shall, by subdivision, combination, reclassification of securities or otherwise, change the Warrant Shares into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Shares (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Shares or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.  TRANSFERABILITY; COMPLIANCE WITH SECURITIES ACT

     (a) This Warrant shall inure to the benefit of the successors to and assigns of the holder. Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the principal offices of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof). Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with a properly endorsed Assignment Form.

     (b) Each certificate representing the Warrant Shares or other securities issued in respect of the Warrant upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

     These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred n the absence of a registration statement in effect with respect to the securities under such act or, at the option of the company, an opinion of counsel reasonably satisfactory to the Company that such registration is not required, or unless sold pursuant to an exemption to such Act.

12. COOPERATION. The Company will not, by amendment of its charter documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

13.  NOTICES OF RECORD DATE, ETC.  In the event of

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder hereof, at least ten days prior to such record date, a notice specifying
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up; and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made.

Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended, or a favorable vote of shareholders, if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

14. NOTICES, ETC. All notices and other communications from the Company to the registered holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or at the address shown for such holder on the register of Warrants referred to in Section 6.

15. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Montana.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated:  April 7, 1999                   JORE CORPORATION,
                                        a Montana corporation,


                                   By:  /s/  Matthew B. Jore
                                      -----------------------------------
                                        Matthew B. Jore, President

                                     ANNEX A

                           NOTICE OF EXERCISE/CONVERSION

     To:    JORE CORPORATION

     1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ Warrant Shares, as defined in the Warrant, of Jore Corporation, a Montana corporation (the "Company").

     2.     The undersigned Holder (check one):

               - elects to pay the aggregate purchase price for such Warrant Shares (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Exercise/Conversion pursuant to the instructions of the Company;

                    or

               - elects to receive the number of Warrant Shares as calculated in accordance with Section 2 of the Warrant.

            3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

               Name:
                    ------------------------------------------

               Address:
                        --------------------------------------

                        --------------------------------------

     Dated:
            ------------------    -------------------------------------
                                   (Signature must conform to name of
                                  Holder as specified on the face of the
                                  Warrant)


                                   ------------------------------------

                                   ------------------------------------
                                             (Address)

                                      ANNEX B

                                  ASSIGNMENT FORM

              (To assign the foregoing Warrant, execute this form
                       and supply required information.)

            FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


     -------------------------------------------------------------
            (Please Print)

     whose address is

     -------------------------------------------------------------
            (Please Print)

                    Dated:
                           ---------------------------------------


                         Holder's Signature:
                                             ---------------------


                         Holder's Address:
                                           -----------------------


                         -----------------------------------------


     Guaranteed Signature:
                           ---------------------------------------

     NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company.
Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.